STOCK PLEDGE AGREEMENT

                  This STOCK PLEDGE AGREEMENT is dated February 17, 2009, and is made by Cornerstone Financial Corp. (the "Debtor"), with an address of 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, in favor of Atlantic Central Bankers Bank (the "Secured Party"), with an address at 1400 Market Street, Camp Hill, Pennsylvania 17011.

                  1. Pledge.

                    (a) To induce the Secured Party to extend the Obligations (as defined below), the Debtor hereby grants a security interest in and pledges to the Secured Party all of the Debtor's right, title and interest in and to the collateral described in Exhibit "A" attached hereto and made a part hereof, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income, interest, dividends and other distributions thereon (collectively, the "Collateral"). If the Collateral includes securities for which Debtor owns certificates, documents or instruments, such certificates are herewith delivered to the Secured Party accompanied by duly executed blank stock or bond powers or assignments as applicable. The Debtor hereby authorizes the transfer of possession of all certificates, instruments, documents, securities entitlements and other evidence of the Collateral to the Secured Party.

                    (b) If the Collateral is held with a broker, custodian or other securities intermediary (the "Intermediary"), the Debtor shall deliver to Secured Party a notification and consent agreement signed by the Intermediary (the "Intermediary's Agreement") in which, among other things, the Intermediary agrees to the terms hereof and agrees that Secured Party shall have sole control over the Collateral.

                  2. Obligations Secured. The Collateral secures payment to the Secured Party of all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Secured Party from the Debtor arising under or with respect to the Loan Agreement dated even date herewith between the Debtor and the Secured Party (the "Loan Agreement") and the non-revolving line of credit loan (the "Loan") provided to the Debtor by the Secured Party and described in the Loan Agreement, including all costs and expenses of the Secured Party incurred in the documentation, negotiation, modification, enforcement, or collection of the Loan and the Loan Agreement, including reasonable attorneys' fees and expenses (collectively, the "Obligations").

                  3. Representations and Warranties. The Debtor represents and warrants to the Secured Party as follows:

                    3.1 There are no restrictions on the pledge or transfer of any of the Collateral, other than restrictions on transfer referenced on the face of any certificates evidencing the Collateral, and any applicable restrictions under the Bank Holding Company Act and the regulations thereunder, the regulations of the Federal Deposit Insurance Corporation, and the New Jersey Banking Act of 1948, as amended, and the regulations thereunder.

                    3.2 The Debtor is the legal owner of the Collateral, which is registered in the name of the Debtor, the Intermediary or a nominee. The Collateral constitutes all of the issued and outstanding shares of capital stock of Cornerstone Bank, and there are no outstanding options, warrants or other rights to purchase or otherwise acquire any shares of capital stock of Cornerstone Bank.

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                    3.3 The Collateral is free and clear of any security
interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except for any restrictions on transfer described in Section 3.1 above, and the Debtor has not given control of the Collateral to any person whatsoever other than Secured Party and has not given possession of any part of the Collateral to any person other than the Intermediary.

                    3.4 The Debtor has the right to transfer the Collateral free of any encumbrances, and the Debtor will defend the Debtor's title to the Collateral against the claims of all persons. Any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Collateral has been obtained.

                    3.5 The pledge of and grant of the security interest in the Collateral under this Agreement is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Collateral as set forth herein.

                  4. Covenants; Control.

                    4.1 The Debtor will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral, or grant any control over the Collateral or any interest therein to any person other than Secured Party.

                    4.2 The Debtor will (a) take no action with respect to the Collateral (including trades or withdrawals from any account with the Intermediary or any other custodian, broker or other securities intermediary within which the Collateral may be held) except as directed by the Secured Party; and (b) take all such other action, and cause the Intermediary to take all such action, with respect to the Collateral as the Secured Party may direct in writing.

                    4.3 [Intentionally Omitted.]

                    4.4 If all or part of the Collateral constitutes "margin stock" within the meaning of Regulation U of the Federal Reserve Board, the Debtor agrees to execute and deliver Form U-1 to the Secured Party and, unless otherwise agreed in writing between the Debtor and the Secured Party, no part of the proceeds of the Obligations may be used to purchase or carry margin stock.

                  5. Default.

                    5.1 If any of the following occur (each an "Event of Default"):

                    (a) any Event of Default as defined in the Loan Agreement;

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                    (b) the failure by the Debtor to perform any of its
obligations hereunder when due;

                    (c) the falsity, inaccuracy or material breach by the Debtor of any written warranty, representation or statement made in this Agreement;

                    (d) the failure of the Secured Party to have a perfected first priority security interest in the Collateral;

                    (e) the termination or breach of the Intermediary's Agreement; or

                    (f) should Secured Party cease to have sole and exclusive control over the Collateral or should any other person obtain any control over the Collateral;

then the Secured Party is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including the right to sell or otherwise dispose of the Collateral.

                  5.2 (a) At any bona fide public sale the Secured Party shall be free to purchase all or any part of the Collateral. Any such sale may be on cash or credit. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 (the "Act") or any other applicable exemption available under such Act and who have obtained the state and federal bank regulatory approvals required in connection with such persons acquiring ownership of any or all of the Collateral. The Secured Party will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Secured Party may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to the Debtor. Whenever notice is otherwise required by law to be sent by the Secured Party to the Debtor of any sale or other disposition of the Collateral, ten (10) days written notice sent to the Debtor at the notice address specified below will be reasonable.

                    (b) The Debtor recognizes (i) that the Secured Party may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act or otherwise, so that the Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Accordingly, the Debtor understands that, depending on the nature of the Collateral and the circumstances surrounding the sale, private sales by the Secured Party may be at prices and on other terms either more or less favorable to the seller than if the Collateral were sold at one or more public sales, and Debtor agrees that the Secured Party has no obligation to (x) delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which constitute the Collateral (even if the issuer would agree), to register such securities for sale under the Act, or (y) seek any private sale if the Collateral might be sold in the public markets. The Debtor agrees that private or public sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

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                  5.3 The net proceeds arising from the disposition of the
Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Debtor. If after exhausting all of the Collateral there is a deficiency, the Debtor will be liable therefor to the Secured Party.

                  5.4 If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations from the disposition of the Collateral and if the Secured Party repays all or any part of such amount, the Debtor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Secured Party.

               6. Voting Rights and Transfer. Prior to the occurrence of an Event of Default, the Debtor will have the right to exercise all voting rights with respect to the Collateral. At any time after the occurrence of an Event of Default, the Secured Party may transfer any or all Collateral into Secured Party's own name or the name of its nominee(s) and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Secured Party expressly so indicates by written notice to the Debtor.

               7. Dividends, Interest and Premiums. The Debtor will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default. In the event any additional shares are issued to the Debtor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Secured Party and such shares will be subject to this Agreement and be a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence of an Event of Default, the Secured Party shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Secured Party's rights under Section 5 above.

               8. Further Assurances. The Debtor hereby authorizes the Secured Party to file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to do all acts and things in the Debtor's name that the Secured Party may deem necessary or desirable. The Secured Party is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral naming the Debtor as debtor and the Secured Party as secured party.

               9. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective (i) upon receipt if delivered personally to the Debtor or the Secured Party, or (ii) on the next business day if sent by a nationally recognized overnight commercial courier service promising next business day delivery and requiring receipt for delivery (such as Federal Express), to the address set forth above or to such other address as either the Debtor or the Secured Party may give to the other in writing for such purpose.

               10. Preservation of Rights. No delay or omission on the Secured Party's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party's action or inaction impair any such right or power. The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that the Secured Party may have under other agreements, at law or in equity.

               11. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               12. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement, nor consent to any departure by the Debtor therefrom, will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

               13. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Debtor and the Secured Party with respect to the subject matter hereof.

               14. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Debtor may not assign this Agreement in whole or in part without the Secured Party's prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

               15. Interpretation. In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or," the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation." Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Debtor, the obligations of such persons or entities will be joint and several.

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               16. Indemnity. The Debtor agrees to indemnify each of the Secured
Party, its directors, officers and employees and each legal entity, if any, who controls the Secured Party (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Debtor may participate at its expense in the defense of any such claim.

               17. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the Commonwealth of Pennsylvania. This Agreement will be interpreted and the rights and liabilities of the Debtor and the Secured Party will be determined in accordance with the laws of the Commonwealth of Pennsylvania, excluding its law and principles of conflict of laws. The Debtor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for Cumberland County, Pennsylvania or the Middle District of Pennsylvania, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Debtor at the Debtor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Debtor individually, or against any security or against any property of the Debtor within any other county, state or other foreign or domestic jurisdiction. The Debtor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and the Debtor. The Debtor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

               18. WAIVER OF JURY TRIAL. THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVE ANY AND ALL RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Debtor and the Secured Party each acknowledge that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and that each has been advised by counsel as necessary or appropriate.

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                  WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                            Cornerstone Financial Corp.

                                            By:
                                                 -------------------------------
                                                 Name:  Keith Winchester
                                                 Title: Executive Vice President


                                            Atlantic Central Bankers Bank

                                            By:_________________________________


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                      EXHIBIT "A" TO STOCK PLEDGE AGREEMENT


Certificated Securities

__________ shares of common stock of Cornerstone Bank